Commitment and contingencies	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies [Abstract]
Commitments And Contingencies

13. Commitment and contingencies:

13.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation ("Samsun") for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price.

As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On March 5, 2009, a complaint against certain of the Company's current and former directors was filed in the High Court of the Republic of the Marshall Islands, captioned Rosenquist v. Economou, et al. (Case No. 2009-056). The Rosenquist complaint, which was amended on August 14, 2009, sought an unspecified amount of damages and alleged that the defendants had breached certain fiduciary duties owed to the Company in connection with the termination of the acquisition of four Panamax drybulk carriers and nine Capesize drybulk carriers. The complaint also sought the disgorgement of all payments made in connection with the termination of these acquisitions. The High Court dismissed the case in February 2010. The Plaintiff appealed and on October 5, 2011 the Supreme Court affirmed dismissal. On December 7, 2011, the Plaintiff sent a letter requesting the Company's board to take certain action with respect to the allegations in his former complaint. On January 5, 2012, the board established a Special Committee consisting of five disinterested directors to investigate the Plaintiff's request. The relevant investigation has been completed and the Special Committee unanimously recommended to the board that the Plaintiff's demand letter be rejected. Following the Special Committee's recommendation, the Board authorized the Special Committee to respond to the Plaintiff that the relevant demand has been rejected. The relevant letter was sent to Plaintiff on February 20, 2013. On May 29, 2013, Mr. Rosenquist sent a letter to the Company demanding that the Company produce certain books and records concerning the Board's rejection of the demand contained in Mr. Rosenquist's letter of December 7, 2011. The Company rejected this request for books and records on June 6, 2013. Mr. Rosenquist sent another letter to the Company on July 22, 2013, again demanding that the Company produce certain books and records concerning the Board's rejection of the demand contained in Mr. Rosenquist's letter of December 7, 2011. On August 2, 2013, the Company responded to Mr. Rosenquist's July 22, 2013 request with a copy of some of the documents requested.

The vessels Capri, Capitola and Samatan, were on long-term time charters to Korea Lines Corp ("KLC"), pursuant to charterparties dated May 6, 2008, March 3, 2008 and March 3, 2008, (the "Original Charterparties") per each vessel, respectively. On January 25, 2011, KLC filed with the 4th Bankruptcy Division of the Seoul Central District Court (the "Seoul Court") an application for rehabilitation pursuant to the Debtor Rehabilitation & Bankruptcy Act. On February 15, 2011, KLC's application was approved by the Seoul Court and Joint Receivers of KLC were appointed. Upon and with effect from March 14, 2011, the shipowning companies' Original Charterparties with KLC were terminated by the Joint Receivers, and the shipowning companies entered into New Charterparties with the Joint Receivers at reduced rates of hire and others terms, with the approval of the Seoul Court. On April 1, 2011, the shipowning companies filed claims in the corporate rehabilitation of KLC for (i) outstanding hire due under the Original Charterparties and, (ii) damages and loss caused by the early termination of the Original Charterparties. During 2012, the New Charterparties, were terminated on agreed terms.

The Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period from 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by the Company's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. The Company recorded a charge of $6.4 million during the period ended June 30, 2012, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of drilling unit Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the Blow Out Preventer of the Ocean Rig Corcovado in June and July 2011. In July 2013 the Company reached a commercial agreement out of court with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive a compensation amounting to $5.0 million and the parties are currently finalizing the terms of such settlement. In this respect, the Company recorded a charge of $6.0 million during the six month period ended June 30, 2013, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

13.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of June 30, 2013:

Obligations:	Total	1st year	2nd year
Vessels shipbuilding contracts	$124,440	$76,840	$47,600
Drillship shipbuilding contracts	1,566,876	1,179,776	387,100
Total obligations	$1,691,316	$1,256,616	$434,700

13.3 Contractual charter and drilling revenue

Future minimum contractual charter and drilling revenue, based on vessels, rigs and drillships committed to non-cancelable, long-term time and drilling contracts as of June 30, 2013, will be $ 1,675,053 for the twelve months ending June 30, 2014, $ 1,495,384 for the twelve months ending June 30, 2015, $ 921,757 for the twelve months ending June 30, 2016, $ 205,093 for the twelve months ending June 30, 2017, $ 56,455 for the twelve months ending June 30, 2018 and $ 16,221 for the twelve months ending June 30, 2019 and thereafter. These amounts do not include any assumed off-hire.

13.4 Rental payments

The Company leases office space in Athens, Greece, from a third party. As of June 30, 2013, the future obligations amount to $88 for each of the twelve months ending June 30, 2014, 2015 and 2016 and $44 for the six months ending December 31, 2017. The contract expires in 2017.

In addition, Ocean Rig has operating leases mostly relating to premises, the most significant being its offices in Stavanger, Rio de Janeiro, Jersey and Aberdeen. As of June 30, 2013, the future obligations amount to $2,080 for the twelve months ending June 30, 2014 and $901 for twelve months ending June 30, 2015 and $627 for the twelve months ending June 30, 2016, $273 for the twelve months ending June 30, 2017, $236 for the twelve months ending June 30, 2018 and $ 2,021 for the twelve months ending June 30, 2019 and thereafter